Exhibit 10(a)

2015 Performance Option Plan

1. PURPOSE OF PLAN

Potash Corporation of Saskatchewan Inc. (the “Corporation”) by resolution of its Board of Directors (the “Board”) has established, subject to shareholder approval at the Corporation’s 2015 Annual and Special Meeting of shareholders, this Potash Corporation of Saskatchewan Inc. 2015 Performance Option Plan (the “Plan”) to support the Corporation’s compensation philosophy of providing selected employees and officers with an opportunity to: promote the growth and profitability of the Corporation; align their interests with shareholders; and earn compensation commensurate with corporate performance. The Corporation believes this Plan will directly assist in supporting the Corporation’s compensation philosophy by providing participants with the opportunity through stock options, which will vest, if at all, based on corporate performance over a three-year period, to acquire common shares of the Corporation (“Common Shares”).

2. DURATION OF THIS PLAN

This Plan was adopted by the Board on February 20, 2015 to be effective as of January 1, 2015 (the “Effective Date”), subject to shareholder approval at the Corporation’s 2015 Annual and Special Meeting of shareholders, and shall remain in effect, unless sooner terminated as provided herein, until one (1) year from the Effective Date, at which time it will terminate. After this Plan is terminated, no stock options may be granted but stock options previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

3. ADMINISTRATION

This Plan shall be administered by the Compensation Committee of the Board or any other committee designated by the Board to administer this Plan (the “Committee”). The Committee shall be responsible for administering this Plan, subject to this Section 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an employee, and the Committee, the Corporation, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be made in the Committee’s sole discretion and shall be final and binding upon the participants, the Corporation, and all other interested individuals. To the extent applicable, the Plan shall be administered with respect to optionees subject to the laws of the U.S. so as to avoid the application of penalties pursuant to Section 409A of the Internal Revenue Code, and stock options hereunder may be subject to such restrictions as the Committee determines are necessary to avoid application of such Section 409A.

4. AUTHORITY OF THE COMMITTEE

The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Stock Option Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for stock options and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include adopting modifications and amendments to any Stock Option Award Agreement that are necessary to comply with the laws of the countries and other jurisdictions in which the Corporation and/or its subsidiaries operate.

5. SHARES SUBJECT TO STOCK OPTIONS

The aggregate number of Common Shares issuable after February 20, 2015 pursuant to stock options under this Plan may not exceed 3,500,000 Common Shares. The aggregate number of Common Shares in respect of which stock options have been granted to any one person pursuant to this Plan and which remain outstanding shall not at any time exceed 750,000. The authorized limits under this Plan shall be subject to adjustment under Sections 12 and 13 of this Plan.

Notwithstanding anything to the contrary contained in this Plan, no options shall be granted to insiders if such options, together with any other outstanding security based compensation arrangements, could result in:

(a)	the number of Common Shares issuable to insiders at any time pursuant to security based compensation arrangements of the Corporation exceeding ten percent (10%) of the issued and outstanding Common Shares; or

(b)	the issuance to insiders pursuant to security based compensation arrangements of the Corporation, within any one year period, of a number of Common Shares exceeding ten percent (10%) of the issued and outstanding Common Shares.

For the purposes of the foregoing paragraphs, “security based compensation arrangement” and “insider” have the meanings attributed thereto in the Toronto Stock Exchange (“TSX”) Company Manual. If any stock option granted under this Plan, or any portion thereof, expires or terminates for any reason without having been exercised in full, the Common Shares with respect to which such option has not been exercised shall again be available for further stock options under this Plan; provided, however, that any stock option that is granted under this Plan that does not vest as a result of a failure to satisfy the Performance Measures, shall not be again available for grant under this Plan.

6. GRANT OF STOCK OPTIONS

From time to time the Board may designate individual officers and employees of the Corporation and its subsidiaries eligible to be granted options to purchase Common Shares and the number of Common Shares which each such person will be granted a stock option to purchase; provided that the aggregate number of Common Shares subject to such stock options may not exceed the number provided for in Section 5 of this Plan. Non-employee directors and other non-employee contractors and third party vendors are not eligible to participate in this Plan.

7. OPTION PRICE

The option price for any option granted under this Plan to any optionee shall be fixed by the Board when the option is granted and shall be not less than the fair market value of the Common Shares at such time which, for optionees resident in the United States and any other optionees designated by the Board, shall be deemed to be the closing price per Common Share on the New York Stock Exchange on the last trading day immediately preceding the day the option is granted and, for all other optionees, shall be deemed to be the closing price per Common Share on the TSX on the last trading day immediately preceding the day the option is granted; provided that, in either case, if the Common Shares did not trade on such exchange on such day the option price shall be the closing price per share on such exchange on the last day on which the Common Shares traded on such exchange prior to the day the option is granted.

8. VESTING OF STOCK OPTIONS

Subject to achievement of Performance Measures as certified and approved by the Audit Committee of the Board, stock options granted under this Plan will vest no later than thirty (30) days after the audited financial statements for the applicable Performance Period have been approved by the Board.

9. PERFORMANCE MEASURES FOR VESTING OF STOCK OPTIONS

(a)	The Performance Measures which will be used to determine the degree to which stock options will vest over the three-year period beginning the first day of the fiscal year in which they are granted (the “Performance Period”) shall be cash flow return on investment (“CFROI”) and weighted average cost of net debt and equity capital (“WACC”).

(i)	CFROI is the ratio of after tax operating cash flow to average gross investment over the fiscal year, calculated as A divided by B, where (1) A equals operating income less/plus nonrecurring or unusual items less/plus change in unrealized gains/losses on derivative instruments included in net income plus accrued incentive awards plus depreciation and amortization less current taxes, and (2) B equals the average of total assets less/plus the fair value adjustment for investments in available for sale securities less the fair value of derivative instrument assets plus accumulated depreciation plus accumulated amortization less cash and cash equivalents less non interest bearing current liabilities excluding derivatives.

(ii)	WACC is the weighted average cost of net debt and equity capital, calculated as [A times the product of B divided by C] plus [D times the product of E divided by C], where (1) A equals the after-tax market yield cost of debt, (2) B equals the market value of debt less cash and cash equivalents (3) C equals the market value of debt less cash and cash equivalents, plus the market value of equity, (4) D equals the cost of equity, and (5) E equals the market value of equity.

(b)	In determining the number of stock options that will actually vest based on the degree to which the Performance Measures have been attained during the applicable Performance Period, the following chart shall be utilized which shows the three year average excess of CFROI being greater than WACC and the respective portion of the stock option that will vest:

Performance Measure 3 year average excess of CFROI>WACC	Vesting Scale % of Stock Option Grant Vesting
<0%	0%
0.20%	30%
1.20%	70%
2.20%	90%
2.50%	100%

(c)	In assessing the portion of the stock options that shall vest in accordance with the above chart, the following shall be done:

(i)	Each year, the CFROI and WACC will be calculated in accordance with the definitions herein, based on the audited financial statements and approved by the Audit Committee.

(ii)	In each Performance Period, the average of the three fiscal years shall be calculated by taking the simple average of the individual years’ results.

(iii)	The resulting three-year average will then be applied, using the scale above to determine the number of stock options, if any, that will vest as of the end of the Performance Period.

(iv)	For results falling between the reference points in the chart above, the level of vesting shall be mathematically interpolated between the reference points.

10. TERMS OF STOCK OPTIONS

The period during which a stock option is exercisable (the “Term”) may not exceed 10 years from the date the stock option is granted (the “Initial Exercise Period”), plus any Additional Exercise Period (as defined below). If such Initial Exercise Period would otherwise expire (i) during a Blackout Period (as defined below) applicable to the relevant optionee or (ii) within 10 trading days after the expiration of the Blackout Period applicable to the relevant optionee, the Term of the related stock option shall expire on the date that is the tenth trading day after the end of such Blackout Period (an “Additional Exercise Period”). For purposes of this Plan, “Blackout Period” means any period during which the relevant optionee is prohibited by the Corporation’s trading policy from trading in the Corporation’s securities. The Stock Option Award Agreement may contain provisions limiting the number of Common Shares with respect to which stock options may be exercised in any one year. Each stock option agreement shall contain provisions to the effect that:

(a)	if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, by reason of his or her death, or if an optionee who is a retiree pursuant to Section 10(b) dies, the legal personal representatives of the optionee will be entitled to exercise any unexercised vested options, including such stock options that may vest after the date of death, during the period ending at the end of the twelfth calendar month following the calendar month in which the optionee dies, failing which exercise the stock options terminate;

(b)	subject to the terms of Section 10(a) above, if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, by reason of retirement in accordance with the then prevailing retirement policy of the Corporation or subsidiary, the optionee will be entitled to exercise any unexercised vested stock options, including such stock options that may vest after the date of retirement, during the period ending at the end of the 36th month following the calendar month in which the optionee retires, failing which exercise the stock options terminate;

(c)	subject to the terms of Section 14 below, if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, for any reason other than as provided in Sections 10(a) or (b) of this Plan, the optionee will be entitled to exercise any unexercised vested stock options, to the extent exercisable at the date of such event, during the period ending at the end of the calendar month immediately following the calendar month in which the event occurs, failing which exercise the stock options terminate;

(d)	for greater certainty and for these purposes, an optionee’s employment with the Corporation or a subsidiary shall be considered to have terminated effective on the last day of the optionee’s actual and active employment with the Corporation or subsidiary whether such day is selected by agreement with the optionee or unilaterally by the Corporation or subsidiary and whether with or without advance notice to the optionee. For the avoidance of doubt, no period of notice, if any, or payment in lieu of notice that is given or ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the optionee’s last day of actual and active employment shall be considered as extending the optionee’s period of employment for the purposes of determining an optionee’s entitlement under the Plan. The employment of an optionee with the Corporation shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a person that is a subsidiary of the Corporation and such person ceases to be a subsidiary of the corporation, unless the Committee determines otherwise; and

(e)	each stock option is personal to the optionee and is not assignable, except (i) as provided in Section 10(a) of this Plan, and (ii) at the election of the Board, a stock option may be assignable to the spouse, children and grandchildren of the original optionee and to a trust, partnership or limited liability company, the entire beneficial interest of which is held, directly or indirectly, by one or more of the optionee or the spouse, children or grandchildren of the optionee (each, a “Permitted Assignee”). If a stock option is assigned to one or more Permitted Assignees, nothing contained in this section 10(e) shall prohibit a subsequent assignment of such stock option to one or more other Permitted Assignees or back to the optionee.

Nothing contained in Sections 10(a), (b) or (c) of this Plan shall extend the Term beyond its stipulated expiration date or the date on which it is otherwise terminated in accordance with the provisions of this Plan.

If a stock option is assigned pursuant to Section 10(e)(ii) of this Plan, the references in Sections 10(a), (b) and (c) to the termination of employment or death of an optionee shall not relate to the assignee of a stock option but shall relate to the original optionee. In the event of such assignment, legal personal representatives of the original optionee shall not be entitled to exercise the assigned stock option, but the assignee of the stock option or the legal personal representatives of the assignee may exercise the stock option during the applicable specified period.

11. EXERCISE OF STOCK OPTIONS

Subject to the provisions of this Plan, a vested stock option may be exercised from time to time by delivering to the Corporation at its registered office a written notice of exercise specifying that number of Common Shares with respect to which the stock option is being exercised and accompanied by payment in cash or certified cheque in full of the purchase price of the Common Shares then being purchased.

12. ADJUSTMENTS

Appropriate adjustments to the authorized limits set forth in Section 5 of this Plan, in the number, class and/or type of Common Shares optioned and in the option price per share, both as to stock options granted or to be granted, shall be made by the Board to give effect to adjustments in the number of Common Shares which result from subdivisions, consolidations or reclassifications of the Common Shares, the payment of share dividends by the Corporation, the reconstruction, reorganization or recapitalization of the Corporation or other relevant changes in the capital of the Corporation.

13. MERGERS

If the Corporation proposes to amalgamate or merge with another body corporate, the Corporation shall give written notice thereof to optionees in sufficient time to enable them to exercise outstanding vested stock options, to the extent they are otherwise exercisable by their terms (including stock options that are accelerated pursuant to Section 14 below), prior to the effective date of such amalgamation or merger if they so elect. The Corporation shall use its best efforts to provide for the reservation and issuance by the amalgamated or continuing corporation of an appropriate number of Common Shares, with appropriate adjustments, so as to give effect to the continuance of the stock options to the extent reasonably practicable. In the event that the Board determines in good faith that such continuance is not in the circumstances practicable, it may upon 30 days’ notice to optionees terminate the stock options for a payment equal to the excess, if any, between the per share exercise price and the per share market price of the Common Shares on the date the stock option is cancelled and all stock options with a per share exercise price that exceeds the per share market price of the Common Shares on the date of cancellation will be cancelled for no consideration.

14. CIRCUMSTANCES FOR ACCELERATED VESTING

(a)	If a “change-in-control” of the Corporation occurs and at least one of the two additional circumstances described below occurs, then each outstanding stock option granted under this Plan may be exercised, in whole or in part, even if such option is not otherwise exercisable by its terms:

(i)	Upon a “change-in-control” the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto) fails to continue or assume the obligations with respect to each stock option or fails to provide for the conversion or replacement of each stock option with an equivalent stock option; or

(ii)	In the event that the stock options were continued, assumed, converted or replaced as contemplated in (i), during the two-year period following the effective date of a change-in-control, the optionee is terminated by the Corporation without Cause (as defined below) or the optionee resigns employment for Good Reason (as defined below).

(b)	For purposes of this Plan, a change-in-control of the Corporation shall be deemed to have occurred if any of the following occur, unless the Board adopts a plan after the Effective Date of this Plan that has a different definition (in which case such definition shall be applied), or the Committee decides to modify or amend the following definition through an amendment of this Plan:

(i)	within any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new directors whose appointment by the Board or nomination for election by shareholders of the Corporation was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose appointment or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(ii)	there occurs an amalgamation, merger, consolidation, wind-up, reorganization or restructuring of the Corporation with or into any other entity, or a similar event or series of such events, other than any such event or series of events which results in securities of the surviving or consolidated corporation representing 50% or more of the combined voting power of the surviving or consolidated corporation’s then outstanding securities entitled to vote in the election of directors of the surviving or consolidated corporation being beneficially owned, directly or indirectly, by the persons who were the holders of the Corporation’s outstanding securities entitled to vote in the election of directors of the Corporation prior to such event or series of events in substantially the same proportions as their ownership immediately prior to such event of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation;

(iii)	50% or more of the fixed assets (based on book value as shown on the most recent available audited annual or unaudited quarterly consolidated financial statements) of the Corporation are sold or otherwise disposed of (by liquidation, dissolution, dividend or otherwise) in one transaction or series of transactions within any twelve month period;

(iv)	any party, including persons acting jointly or in concert with that party, becomes (through a takeover bid or otherwise) the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation, unless in any particular situation the Board determines in advance of such event that such event shall not constitute a change-in-control; or

(v)	there is a public announcement of a transaction that would constitute a change-in-control under clause (ii), (iii) or (iv) of this Section 14(b) and the Committee determines that the change-in-control resulting from such transaction will be deemed to have occurred as of a specified date earlier than the date under (ii), (iii) or (iv), as applicable.

(c)	For the purposes of Section 14(a) of this Plan, the obligations with respect to each stock option shall be considered to have been continued or assumed by the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Committee, which determination may be made in advance of the effective date of a particular change-in-control:

(i)	the Common Shares remain publicly held and widely traded on an established stock exchange; and

(ii)	the terms of the Plan and each option grant are not altered or impaired without the consent of the optionee.

(d)	For the purposes of Section 14(a) of this Plan, the obligations with respect to each stock option shall be considered to have been converted or replaced with an equivalent stock option by the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Committee, which determination may be made in advance of the effective date of a particular change-in-control:

(i)	each stock option is converted or replaced with a replacement option in a manner that complies with Section 409A of the Internal Revenue Code, in the case of an optionee that is taxable in the United States on all or any portion of the benefit arising in connection with the grant, exercise and/or other disposition of such stock option, or in a manner that qualifies under subsection 7(1.4) of the Income Tax Act (Canada), in the case of an optionee that is taxable in Canada on all or any portion of the benefit arising in connection with the grant, exercise and/or other disposition of such stock option;

(ii)	the converted or replaced option preserves the existing value of each underlying stock option being replaced, contains provisions for scheduled vesting and treatment on termination of employment (including the definition of Cause and Good Reason) that are no less favorable to the optionee than the underlying option being replaced, and all other terms of the converted option or replacement option, including the underlying performance measures (but other than the security and number of shares represented by the continued option or replacement option) are substantially similar to the underlying stock option being replaced; and

(iii)	the security represented by the converted or replaced option is of a class that is publicly held and widely traded on an established stock exchange.

(e)	For purposes of this Plan, “Cause” means dishonest or willful misconduct or lack of good faith resulting in material harm to the Corporation, financial or otherwise.

(f)	For purposes of this Plan, “Good Reason” means:

(i)	a substantial diminution in the optionee’s authorities, duties, responsibilities, status (including offices, titles, and reporting requirements) from those in effect immediately prior to the change-in-control;

(ii)	the Corporation requires the optionee to be based at a location in excess of fifty (50) miles from the location of the optionee’s principal job location or office immediately prior to the change-in-control, except for required travel on Corporation business to an extent substantially consistent with the optionee’s business obligations immediately prior to the change-in-control;

(iii)	a reduction in the optionee’s base salary, or a substantial reduction in optionee’s target compensation under any incentive compensation plan, as in effect as of the date of the change-in-control;

(iv)	the failure to increase the optionee’s base salary in a manner consistent (both as to frequency and percentage increase) with practices in effect immediately prior to the change-in-control or with practices implemented subsequent to the change-in-control with respect to similarly positioned employees; or

(v)	the failure of the Corporation to continue in effect the optionee’s participation in the Corporation’s short and long-term incentive plans, stock option plans, and employee benefit and retirement plans, policies or practices, at a level substantially similar or superior to and on a basis consistent with the relative levels of participation of other similarly-positioned employees, as existed immediately prior to the change-in-control.

A termination of employment by the optionee for one of the reasons set forth in clause (i), (ii), (iii), (iv) or (v) of this Section 14(f), will not constitute Good Reason unless, within the 30-day period immediately following the optionee’s knowledge of the occurrence of such Good Reason event, the optionee has given written notice to the Corporation of the event relied upon for such termination and the Corporation has not remedied such event within 30 days (the “Cure Period”) of the receipt of such notice. For the avoidance of doubt, the optionee’s employment shall not be deemed to terminate for Good Reason unless and until the Cure Period has expired and, if curable, the Corporation has not remedied the applicable Good Reason event. The Corporation and the optionee may mutually waive in writing any of the foregoing provisions with respect to an event that otherwise would constitute Good Reason.

15. RECOUPMENT POLICY

Each stock option granted under this Plan to an optionee that, as of the date the option is granted, participates in the Corporation’s Medium-Term Incentive Plan shall be subject to the terms and conditions of the Corporation’s Policy on Recoupment of Unearned Compensation (as previously adopted and, from time to time, amended by the Board) attached to such optionee’s Stock Option Award Agreement (as defined below).

16. FORFEITURE AND REPAYMENT

(a)	Notwithstanding anything to the contrary in this Plan or any other stock option plan of the Corporation that was established prior to the date of this Plan (each, a “Prior Plan”), in the event the Committee determines that the optionee has engaged in a Detrimental Activity (a “Forfeiture Event”) during the optionee’s employment or within one year following the optionee’s termination of employment for any reason (the “Restricted Period”), the Committee may, but is not obligated to, cancel any outstanding unexercised stock options of such optionee (whether vested or unvested), whether granted under this Plan or a Prior Plan, by written notice to the optionee.

(b)	If a Forfeiture Event occurs during the Restricted Period, the Committee may, but is not obligated to, require the optionee to pay to the Corporation an amount in cash up to (but not in excess of) the difference between the option price and market price of each stock option on the date of exercise with respect to any Common Shares for which a stock option has been exercised within the period of one year prior to the date of the Forfeiture Event (the “Forfeited Spread Amount”). Any Forfeited Spread Amount shall be paid by the optionee within sixty (60) days of receipt from the Corporation of written notice requiring payment of such Forfeited Spread Amount. To the extent that such amounts are not paid to the Corporation, in addition to any other legal remedy that the Corporation may have, the Corporation may set off the amounts so payable to it against any amounts that may be owing from time to time by the Corporation or a subsidiary to the optionee, whether as wages, deferred compensation, severance entitlement or vacation pay or in the form of any other benefit or for any other reason, in a manner consistent with Section 409A of the U.S. Internal Revenue Code of 1986, if applicable.

(c)	This Section 16 shall apply notwithstanding any provision to the contrary in this Plan or any Prior Plan and is meant to provide the Corporation with rights in addition to any other remedy which may exist in law or in equity. This Section 16 shall not apply to the optionee following the effective time of a change-in-control.

(d)	For purposes of this Section 16, the term “Detrimental Activity” shall include:

(i)	Engaging in any activity, including without limitation, as an officer, director, employee, principal, manager, agent, or consultant for another entity that directly competes or is seeking to compete with the Corporation, any subsidiary or Canpotex Limited in any actual product, service, or business activity (or in any product, service, or business activity which was under active development while the optionee was employed by the Corporation or a subsidiary if such development is being actively pursued by the Corporation or a subsidiary during the one-year period first referred to in Section 16(b)) in any territory in which the Corporation, a subsidiary or Canpotex Limited operates, engages in any business activity or sells its products.

(ii)	Soliciting or hiring, including without limitation, as an officer, director, employee, principal, manager, agent, or consultant for another entity, any individual who was employed by, or provided services as a consultant or contractor to, the Corporation, any subsidiary or Canpotex Limited at any time within the six months immediately preceding such solicitation or hire.

(iii)	The disclosure to anyone outside the Corporation or a subsidiary, or the use in other than the Corporation or a subsidiary’s business, without prior written authorization from the Corporation, of any confidential, proprietary or trade secret information or material relating to the business of the Corporation or its subsidiaries, acquired by the optionee during his or her employment with the Corporation or its subsidiaries or while acting as a consultant for the Corporation or its subsidiaries thereafter. For greater certainty, nothing contained herein shall limit an optionee’s ongoing obligations regarding confidentiality that may exist pursuant to any other agreement, Corporation policy or legal obligation imposed on such optionee.

17. AMENDMENT OR DISCONTINUANCE OF THIS PLAN

The Board may amend or discontinue this Plan at any time, without obtaining the approval of shareholders of the Corporation unless required by the relevant rules of the TSX, provided that, subject to Sections 12, 13, and 14 of this Plan, no such amendment may increase the aggregate maximum number of Common Shares that may be subject to stock options under this Plan, change the manner of determining the minimum option price, extend the Term under any option beyond 10 years (plus any Additional Exercise Period) or the date on which the option would otherwise expire under the Plan, expand the assignment provisions of the Plan, permit non-employee directors to participate in the Plan or, without the consent of the holder of the option, alter or impair any option previously granted to an optionee under this Plan; and, provided further, for greater certainty, that, without the prior approval of the Corporation’s shareholders, stock options issued under this Plan shall not be repriced, replaced, or regranted through cancellation, or by lowering the option price of a previously granted stock option. Pre-clearance of the TSX of amendments to the Plan will be required to the extent provided under the relevant rules of the TSX.

18. EVIDENCE OF STOCK OPTIONS

Each stock option granted under this Plan shall be evidenced by a written stock option agreement between the Corporation and the optionee which shall give effect to the provisions of this Plan and include such other terms as the Committee shall determine (“Stock Option Award Agreement”).

19. WITHHOLDING

To the extent that the Corporation is required to withhold federal, provincial, state, local or foreign taxes in connection with any payment made or benefit realized by an optionee or other person hereunder, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the optionee or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Participants shall also make such arrangements in connection with the disposition of Common Shares acquired upon the exercise of option rights with respect to this Plan.

Potash Corporation of Saskatchewan Inc.

This certificate evidences and confirms the grant to              (the “Optionee”) of options to purchase the number of Common Shares of the Corporation specified under Paragraph (1) on the terms and subject to the conditions of the Potash Corporation of Saskatchewan Inc. 2015 Performance Option Plan (the “2015 Plan”) and the terms and conditions set forth below. In the event of any inconsistency between the terms of the 2015 Plan and those set forth below, the terms of the 2015 Plan shall control. Capitalized terms used below that are not defined in this certificate shall have the meanings specified in the 2015 Plan.

1.	Number of Shares: The Optionee is hereby granted options under the 2015 Plan to purchase Common Shares.
2.	Option Exercise Price: The exercise price for each Common Share is US .
3.	Time and Conditions to Vesting: The options will become vested following the end of the Performance Period of January 1, 2015 through December 31, 2017 if, and to the extent, the applicable Performance Measures for the Performance Period are achieved. Subject to applicable conditions under the 2015 Plan with respect to continued employment during the Performance Period and achievement of the minimum Performance Measures, the date for vesting will be determined but will not be later than 30 days after the audited financial statements of the Corporation for the 2017 fiscal year of the Corporation have been approved by the Board. Upon vesting, the Optionee will have the right to purchase a number of Common Shares covered by the option equal to the percentage determined in accordance with the Performance Measure and Vesting Scale provided under the 2015 Plan.
4.	Once vested, the options will continue to be exercisable until the expiry date for the options of May 12, 2025.
5.	Notwithstanding the provisions of paragraph 4 above, this option will terminate as provided in paragraph 10 of the 2015 Plan in the event that the actual and active employment of the Optionee ceases. The option is personal to the Optionee and is not assignable, except in accordance with the conditions attached hereto as Appendix I.
6.	Notice of exercise of the option is to be given in accordance with paragraph 11 of the 2015 Plan.
7.	Adjustments to the option may be made as provided in paragraph 12 of the 2015 Plan, the provisions of paragraph 13 of the 2015 Plan shall apply in the event of a proposed amalgamation or merger of the Corporation, and the provisions of paragraph 14 of the 2015 Plan will apply in the event of a “change in control” of the Corporation as defined in that paragraph.
8.	This grant of option is subject to receipt of any necessary regulatory approvals and shall be governed by the laws of Saskatchewan.
9.	This grant of options is subject to receipt of the Optionee’s Acknowledgement below on or before June 12, 2015.

	Optionee Acknowledgement:	Potash Corporation of Saskatchewan Inc.

Date: May 12, 2015	By:	By:

President and Chief Executive Officer

Potash Corporation of Saskatchewan Inc.

2015 Performance Option Plan

1. PURPOSE OF PLAN. Potash Corporation of Saskatchewan Inc. (the “Corporation”) by resolution of its Board of Directors (the “Board”) has established, subject to shareholder approval at the Corporation’s 2015 Annual and Special Meeting of shareholders, this Potash Corporation of Saskatchewan Inc. 2015 Performance Option Plan (the “Plan”) to support the Corporation’s compensation philosophy of providing selected employees and officers with an opportunity to: promote the growth and profitability of the Corporation; align their interests with shareholders; and earn compensation commensurate with corporate performance. The Corporation believes this Plan will directly assist in supporting the Corporation’s compensation philosophy by providing participants with the opportunity through stock options, which will vest, if at all, based on corporate performance over a three-year period, to acquire common shares of the Corporation (“Common Shares”).

2. DURATION OF THIS PLAN. This Plan was adopted by the Board on February 20, 2015 to be effective as of January 1, 2015 (the “Effective Date”), subject to shareholder approval at the Corporation’s 2015 Annual and Special Meeting of shareholders, and shall remain in effect, unless sooner terminated as provided herein, until one (1) year from the Effective Date, at which time it will terminate. After this Plan is terminated, no stock options may be granted but stock options previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

3. ADMINISTRATION. This Plan shall be administered by the Compensation Committee of the Board or any other committee designated by the Board to administer this Plan (the “Committee”). The Committee shall be responsible for administering this Plan, subject to this Section 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an employee, and the Committee, the Corporation, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be made in the Committee’s sole discretion and shall be final and binding upon the participants, the Corporation, and all other interested individuals. To the extent applicable, the Plan shall be administered with respect to optionees subject to the laws of the U.S. so as to avoid the application of penalties pursuant to Section 409A of the Internal Revenue Code, and stock options hereunder may be subject to such restrictions as the Committee determines are necessary to avoid application of such Section 409A.

4. AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Stock Option Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for stock options and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include adopting modifications and amendments to any Stock Option Award Agreement that are necessary to comply with the laws of the countries and other jurisdictions in which the Corporation and/or its subsidiaries operate.

5. SHARES SUBJECT TO STOCK OPTIONS. The aggregate number of Common Shares issuable after February 20, 2015 pursuant to stock options under this Plan may not exceed 3,500,000 Common Shares. The aggregate number of Common Shares in respect of which stock options have been granted to any one person pursuant to this Plan and which remain outstanding shall not at any time exceed 750,000. The authorized limits under this Plan shall be subject to adjustment under Sections 12 and 13 of this Plan. Notwithstanding anything to the contrary contained in this Plan, no options shall be granted to insiders if such options, together with any other outstanding security based compensation arrangements, could result in:

(a) the number of Common Shares issuable to insiders at any time pursuant to security based compensation arrangements of the Corporation exceeding ten percent (10%) of the issued and outstanding Common Shares; or

(b) the issuance to insiders pursuant to security based compensation arrangements of the Corporation, within any one year period, of a number of Common Shares exceeding ten percent (10%) of the issued and outstanding Common Shares.

For the purposes of the foregoing paragraphs, “security based compensation arrangement” and “insider” have the meanings attributed thereto in the Toronto Stock Exchange (“TSX”) Company Manual. If any stock option granted under this Plan, or any portion thereof, expires or terminates for any reason without having been exercised in full, the Common Shares with respect to which such option has not been exercised shall again be available for further stock options under this Plan; provided, however, that any stock option that is granted under this Plan that does not vest as a result of a failure to satisfy the Performance Measures, shall not be again available for grant under this Plan.

6. GRANT OF STOCK OPTIONS. From time to time the Board may designate individual officers and employees of the Corporation and its subsidiaries eligible to be granted options to purchase Common Shares and the number of Common Shares which each such person will be granted a stock option to purchase; provided that the aggregate number of Common Shares subject to such stock options may not exceed the number provided for in Section 5 of this Plan. Non-employee directors and other non-employee contractors and third party vendors are not eligible to participate in this Plan.

7. OPTION PRICE. The option price for any option granted under this Plan to any optionee shall be fixed by the Board when the option is granted and shall be not less than the fair market value of the Common Shares at such time which, for optionees resident in the United States and any other optionees designated by the Board, shall be deemed to be the closing price per Common Share on the New York Stock Exchange on the last trading day immediately preceding the day the option is granted and, for all other optionees, shall be deemed to be the closing price per Common Share on the TSX on the last trading day immediately preceding the day the option is granted; provided that, in either case, if the Common Shares did not trade on such exchange on such day the option price shall be the closing price per share on such exchange on the last day on which the Common Shares traded on such exchange prior to the day the option is granted.

8. VESTING OF STOCK OPTIONS. Subject to achievement of Performance Measures as certified and approved by the Audit Committee of the Board, stock options granted under this Plan will vest no later than thirty (30) days after the audited financial statements for the applicable Performance Period have been approved by the Board.

9. PERFORMANCE MEASURES FOR VESTING OF STOCK OPTIONS. (a) The Performance Measures which will be used to determine the degree to which stock options will vest over the three-year period beginning the first day of the fiscal year in which they are granted (the “Performance Period”) shall be cash flow return on investment (“CFROI”) and weighted average cost of net debt and equity capital (“WACC”).

(i) CFROI is the ratio of after tax operating cash flow to average gross investment over the fiscal year, calculated as A divided by B, where (1) A equals operating income less/plus nonrecurring or unusual items less/plus change in unrealized gains/losses on derivative instruments included in net income plus accrued incentive awards plus depreciation and amortization less current taxes, and (2) B equals the average of total assets less/plus the fair value adjustment for investments in available for sale securities less the fair value of derivative instrument assets plus accumulated depreciation plus accumulated amortization less cash and cash equivalents less non interest bearing current liabilities excluding derivatives.

(ii) WACC is the weighted average cost of net debt and equity capital, calculated as [A times the product of B divided by C] plus [D times the product of E divided by C], where (1) A equals the after-tax market yield cost of debt, (2) B equals the market value of debt less cash and cash equivalents (3) C equals the market value of debt less cash and cash equivalents, plus the market value of equity, (4) D equals the cost of equity, and (5) E equals the market value of equity.

(b) In determining the number of stock options that will actually vest based on the degree to which the Performance Measures have been attained during the applicable Performance Period, the following chart shall be utilized which shows the three year average excess of CFROI being greater than WACC and the respective portion of the stock option that will vest:

Performance Measure 3 year average excess of CFROI>WACC	Vesting Scale % of Stock Option Grant Vesting
<0%	0%
0.20%	30%
1.20%	70%
2.20%	90%
2.50%	100%

(c)	In assessing the portion of the stock options that shall vest in accordance with the above chart, the following shall be done:

(i) Each year, the CFROI and WACC will be calculated in accordance with the definitions herein, based on the audited financial statements and approved by the Audit Committee.

(ii) In each Performance Period, the average of the three fiscal years shall be calculated by taking the simple average of the individual years’ results.

(iii) The resulting three-year average will then be applied, using the scale above to determine the number of stock options, if any, that will vest as of the end of the Performance Period.

(iv) For results falling between the reference points in the chart above, the level of vesting shall be mathematically interpolated between the reference points.

10. TERMS OF STOCK OPTIONS. The period during which a stock option is exercisable (the “Term”) may not exceed 10 years from the date the stock option is granted (the “Initial Exercise Period”), plus any Additional Exercise Period (as defined below). If such Initial Exercise Period would otherwise expire (i) during a Blackout Period (as defined below) applicable to the relevant optionee or (ii) within 10 trading days after the expiration of the Blackout Period applicable to the relevant optionee, the Term of the related stock option shall expire on the date that is the tenth trading day after the end of such Blackout Period (an “Additional Exercise Period”). For purposes of this Plan, “Blackout Period” means any period during which the relevant optionee is prohibited by the Corporation’s trading policy from trading in the Corporation’s securities. The Stock Option Award Agreement may contain provisions limiting the number of Common Shares with respect to which stock options may be exercised in any one year. Each stock option agreement shall contain provisions to the effect that:

(a) if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, by reason of his or her death, or if an optionee who is a retiree pursuant to Section 10(b) dies, the legal personal representatives of the optionee will be entitled to exercise any unexercised vested options, including such stock options that may vest after the date of death, during the period ending at the end of the twelfth calendar month following the calendar month in which the optionee dies, failing which exercise the stock options terminate;

(b) subject to the terms of Section 10(a) above, if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, by reason of retirement in accordance with the then prevailing retirement policy of the Corporation or subsidiary, the optionee will be entitled to exercise any unexercised vested stock options, including such stock options that may vest after the date of retirement, during the period ending at the end of the 36th month following the calendar month in which the optionee retires, failing which exercise the stock options terminate;

(c) subject to the terms of Section 14 below, if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, for any reason other than as provided in Sections 10(a) or (b) of this Plan, the optionee will be entitled to exercise any unexercised vested stock options, to the extent exercisable at the date of such event, during the period ending at the end of the calendar month immediately following the calendar month in which the event occurs, failing which exercise the stock options terminate;

(d) for greater certainty and for these purposes, an optionee’s employment with the Corporation or a subsidiary shall be considered to have terminated effective on the last day of the optionee’s actual and active employment with the Corporation or subsidiary whether such day is selected by agreement with the optionee or unilaterally by the Corporation or subsidiary and whether with or without advance notice to the optionee. For the avoidance of doubt, no period of notice, if any, or payment in lieu of notice that is given or ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the optionee’s last day of actual and active employment shall be considered as extending the optionee’s period of employment for the purposes of determining an optionee’s entitlement under the Plan. The employment of an optionee with the Corporation shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a person that is a subsidiary of the Corporation and such person ceases to be a subsidiary of the corporation, unless the Committee determines otherwise; and

(e) each stock option is personal to the optionee and is not assignable, except (i) as provided in Section 10(a) of this Plan, and (ii) at the election of the Board, a stock option may be assignable to the spouse, children and grandchildren of the original optionee and to a trust, partnership or limited liability company, the entire beneficial interest of which is held, directly or indirectly, by one or more of the optionee or the spouse, children or grandchildren of the optionee (each, a “Permitted Assignee”). If a stock option is assigned to one or more Permitted Assignees, nothing contained in this section 10(e) shall prohibit a subsequent assignment of such stock option to one or more other Permitted Assignees or back to the optionee.

Nothing contained in Sections 10(a), (b) or (c) of this Plan shall extend the Term beyond its stipulated expiration date or the date on which it is otherwise terminated in accordance with the provisions of this Plan.

If a stock option is assigned pursuant to Section 10(e)(ii) of this Plan, the references in Sections 10(a), (b) and (c) to the termination of employment or death of an optionee shall not relate to the assignee of a stock option but shall relate to the original optionee. In the event of such assignment, legal personal representatives of the original optionee shall not be entitled to exercise the assigned stock option, but the assignee of the stock option or the legal personal representatives of the assignee may exercise the stock option during the applicable specified period.

11. EXERCISE OF STOCK OPTIONS. Subject to the provisions of this Plan, a vested stock option may be exercised from time to time by delivering to the Corporation at its registered office a written notice of exercise specifying that number of Common Shares with respect to which the stock option is being exercised and accompanied by payment in cash or certified cheque in full of the purchase price of the Common Shares then being purchased.

12. ADJUSTMENTS. Appropriate adjustments to the authorized limits set forth in Section 5 of this Plan, in the number, class and/or type of Common Shares optioned and in the option price per share, both as to stock options granted or to be granted, shall be made by the Board to give effect to adjustments in the number of Common Shares which result from subdivisions, consolidations or reclassifications of the Common Shares, the payment of share dividends by the Corporation, the reconstruction, reorganization or recapitalization of the Corporation or other relevant changes in the capital of the Corporation.

13. MERGERS. If the Corporation proposes to amalgamate or merge with another body corporate, the Corporation shall give written notice thereof to optionees in sufficient time to enable them to exercise outstanding vested stock options, to the extent they are otherwise exercisable by their terms (including stock options that are accelerated pursuant to Section 14 below), prior to the effective date of such amalgamation or merger if they so elect. The Corporation shall use its best efforts to provide for the reservation and issuance by the amalgamated or continuing corporation of an appropriate number of Common Shares, with appropriate adjustments, so as to give effect to the continuance of the stock options to the extent reasonably practicable. In the event that the Board determines in good faith that such continuance is not in the circumstances practicable, it may upon 30 days’ notice to optionees terminate the stock options for a payment equal to the excess, if any, between the per share exercise price and the per share market price of the Common Shares on the date the stock option is cancelled and all stock options with a per share exercise price that exceeds the per share market price of the Common Shares on the date of cancellation will be cancelled for no consideration.

14. CIRCUMSTANCES FOR ACCELERATED VESTING. (a) If a “change-in-control” of the Corporation occurs and at least one of the two additional circumstances described below occurs, then each outstanding stock option granted under this Plan may be exercised, in whole or in part, even if such option is not otherwise exercisable by its terms:

(i) Upon a “change-in-control” the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto) fails to continue or assume the obligations with respect to each stock option or fails to provide for the conversion or replacement of each stock option with an equivalent stock option; or

(ii) In the event that the stock options were continued, assumed, converted or replaced as contemplated in (i), during the two-year period following the effective date of a change-in-control, the optionee is terminated by the Corporation without Cause (as defined below) or the optionee resigns employment for Good Reason (as defined below).

(b) For purposes of this Plan, a change-in-control of the Corporation shall be deemed to have occurred if any of the following occur, unless the Board adopts a plan after the Effective Date of this Plan that has a different definition (in which case such definition shall be applied), or the Committee decides to modify or amend the following definition through an amendment of this Plan:

(i) within any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new directors whose appointment by the Board or nomination for election by shareholders of the Corporation was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose appointment or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(ii) there occurs an amalgamation, merger, consolidation, wind-up, reorganization or restructuring of the Corporation with or into any other entity, or a similar event or series of such events, other than any such event or series of events which results in securities of the surviving or consolidated corporation representing 50% or more of the combined voting power of the surviving or consolidated corporation’s then outstanding securities entitled to vote in the election of directors of the surviving or consolidated corporation being beneficially owned, directly or indirectly, by the persons who were the holders of the Corporation’s outstanding securities entitled to vote in the election of directors of the Corporation prior to such event or series of events in substantially the same proportions as their ownership immediately prior to such event of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation;

(iii) 50% or more of the fixed assets (based on book value as shown on the most recent available audited annual or unaudited quarterly consolidated financial statements) of the Corporation are sold or otherwise disposed of (by liquidation, dissolution, dividend or otherwise) in one transaction or series of transactions within any twelve month period;

(iv) any party, including persons acting jointly or in concert with that party, becomes (through a takeover bid or otherwise) the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation, unless in any particular situation the Board determines in advance of such event that such event shall not constitute a change-in-control; or

(v) there is a public announcement of a transaction that would constitute a change-in-control under clause (ii), (iii) or (iv) of this Section 14(b) and the Committee determines that the change-in-control resulting from such transaction will be deemed to have occurred as of a specified date earlier than the date under (ii), (iii) or (iv), as applicable.

(c) For the purposes of Section 14(a) of this Plan, the obligations with respect to each stock option shall be considered to have been continued or assumed by the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Committee, which determination may be made in advance of the effective date of a particular change-in-control:

(i) the Common Shares remain publicly held and widely traded on an established stock exchange; and

(ii) the terms of the Plan and each option grant are not altered or impaired without the consent of the optionee.

(d) For the purposes of Section 14(a) of this Plan, the obligations with respect to each stock option shall be considered to have been converted or replaced with an equivalent stock option by the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Committee, which determination may be made in advance of the effective date of a particular change-in-control:

(i) each stock option is converted or replaced with a replacement option in a manner that complies with Section 409A of the Internal Revenue Code, in the case of an optionee that is taxable in the United States on all or any portion of the benefit arising in connection with the grant, exercise and/or other disposition of such stock option, or in a manner that qualifies under subsection 7(1.4) of the Income Tax Act (Canada), in the case of an optionee that is taxable in Canada on all or any portion of the benefit arising in connection with the grant, exercise and/or other disposition of such stock option;

(ii) the converted or replaced option preserves the existing value of each underlying stock option being replaced, contains provisions for scheduled vesting and treatment on termination of employment (including the definition of Cause and Good Reason) that are no less favorable to the optionee than the underlying option being replaced, and all other terms of the converted option or replacement option, including the underlying performance measures (but other than the security and number of shares represented by the continued option or replacement option) are substantially similar to the underlying stock option being replaced; and

(iii) the security represented by the converted or replaced option is of a class that is publicly held and widely traded on an established stock exchange.

(e) For purposes of this Plan, “Cause” means dishonest or willful misconduct or lack of good faith resulting in material harm to the Corporation, financial or otherwise.

(f) For purposes of this Plan, “Good Reason” means:

(i) a substantial diminution in the optionee’s authorities, duties, responsibilities, status (including offices, titles, and reporting requirements) from those in effect immediately prior to the change-in-control;

(ii) the Corporation requires the optionee to be based at a location in excess of fifty (50) miles from the location of the optionee’s principal job location or office immediately prior to the change-in-control, except for required travel on Corporation business to an extent substantially consistent with the optionee’s business obligations immediately prior to the change-in-control;

(iii) a reduction in the optionee’s base salary, or a substantial reduction in optionee’s target compensation under any incentive compensation plan, as in effect as of the date of the change-in-control;

(iv) the failure to increase the optionee’s base salary in a manner consistent (both as to frequency and percentage increase) with practices in effect immediately prior to the change-in-control or with practices implemented subsequent to the change-in-control with respect to similarly positioned employees; or

(v) the failure of the Corporation to continue in effect the optionee’s participation in the Corporation’s short and long-term incentive plans, stock option plans, and employee benefit and retirement plans, policies or practices, at a level substantially similar or superior to and on a basis consistent with the relative levels of participation of other similarly-positioned employees, as existed immediately prior to the change-in-control.

A termination of employment by the optionee for one of the reasons set forth in clause (i), (ii), (iii), (iv) or (v) of this Section 14(f), will not constitute Good Reason unless, within the 30-day period immediately following the optionee’s knowledge of the occurrence of such Good Reason event, the optionee has given written notice to the Corporation of the event relied upon for such termination and the Corporation has not remedied such event within 30 days (the “Cure Period”) of the receipt of such notice. For the avoidance of doubt, the optionee’s employment shall not be deemed to terminate for Good Reason unless and until the Cure Period has expired and, if curable, the Corporation has not remedied the applicable Good Reason event. The Corporation and the optionee may mutually waive in writing any of the foregoing provisions with respect to an event that otherwise would constitute Good Reason.

15. RECOUPMENT POLICY. Each stock option granted under this Plan to an optionee that, as of the date the option is granted, participates in the Corporation’s Medium-Term Incentive Plan shall be subject to the terms and conditions of the Corporation’s Policy on Recoupment of Unearned Compensation (as previously adopted and, from time to time, amended by the Board) attached to such optionee’s Stock Option Award Agreement (as defined below).

16. FORFEITURE AND REPAYMENT. (a) Notwithstanding anything to the contrary in this Plan or any other stock option plan of the Corporation that was established prior to the date of this Plan (each, a “Prior Plan”), in the event the Committee determines that the optionee has engaged in a Detrimental Activity (a “Forfeiture Event”) during the optionee’s employment or within one year following the optionee’s termination of employment for any reason (the “Restricted Period”), the Committee may, but is not obligated to, cancel any outstanding unexercised stock options of such optionee (whether vested or unvested), whether granted under this Plan or a Prior Plan, by written notice to the optionee.

(b) If a Forfeiture Event occurs during the Restricted Period, the Committee may, but is not obligated to, require the optionee to pay to the Corporation an amount in cash up to (but not in excess of) the difference between the option price and market price of each stock option on the date of exercise with respect to any Common Shares for which a stock option has been exercised within the period of one year prior to the date of the Forfeiture Event (the “Forfeited Spread Amount”). Any Forfeited Spread Amount shall be paid by the optionee within sixty (60) days of receipt from the Corporation of written notice requiring payment of such Forfeited Spread Amount. To the extent that such amounts are not paid to the Corporation, in addition to any other legal remedy that the Corporation may have, the Corporation may set off the amounts so payable to it against any amounts that may be owing from time to time by the Corporation or a subsidiary to the optionee, whether as wages, deferred compensation, severance entitlement or vacation pay or in the form of any other benefit or for any other reason, in a manner consistent with Section 409A of the U.S. Internal Revenue Code of 1986, if applicable.

(c) This Section 16 shall apply notwithstanding any provision to the contrary in this Plan or any Prior Plan and is meant to provide the Corporation with rights in addition to any other remedy which may exist in law or in equity. This Section 16 shall not apply to the optionee following the effective time of a change-in-control.

(d) For purposes of this Section 16, the term “Detrimental Activity” shall include:

(i) Engaging in any activity, including without limitation, as an officer, director, employee, principal, manager, agent, or consultant for another entity that directly competes or is seeking to compete with the Corporation, any subsidiary or Canpotex Limited in any actual product, service, or business activity (or in any product, service, or business activity which was under active development while the optionee was employed by the Corporation or a subsidiary if such development is being actively pursued by the Corporation or a subsidiary during the one-year period first referred to in Section 16(b)) in any territory in which the Corporation, a subsidiary or Canpotex Limited operates, engages in any business activity or sells its products.

(ii) Soliciting or hiring, including without limitation, as an officer, director, employee, principal, manager, agent, or consultant for another entity, any individual who was employed by, or provided services as a consultant or contractor to, the Corporation, any subsidiary or Canpotex Limited at any time within the six months immediately preceding such solicitation or hire.

(iii) The disclosure to anyone outside the Corporation or a subsidiary, or the use in other than the Corporation or a subsidiary’s business, without prior written authorization from the Corporation, of any confidential, proprietary or trade secret information or material relating to the business of the Corporation or its subsidiaries, acquired by the optionee during his or her employment with the Corporation or its subsidiaries or while acting as a consultant for the Corporation or its subsidiaries thereafter. For greater certainty, nothing contained herein shall limit an optionee’s ongoing obligations regarding confidentiality that may exist pursuant to any other agreement, Corporation policy or legal obligation imposed on such optionee.

17. AMENDMENT OR DISCONTINUANCE OF THIS PLAN. The Board may amend or discontinue this Plan at any time, without obtaining the approval of shareholders of the Corporation unless required by the relevant rules of the TSX, provided that, subject to Sections 12, 13, and 14 of this Plan, no such amendment may increase the aggregate maximum number of Common Shares that may be subject to stock options under this Plan, change the manner of determining the minimum option price, extend the Term under any option beyond 10 years (plus any Additional Exercise Period) or the date on which the option would otherwise expire under the Plan, expand the assignment provisions of the Plan, permit non-employee directors to participate in the Plan or, without the consent of the holder of the option, alter or impair any option previously granted to an optionee under this Plan; and, provided further, for greater certainty, that, without the prior approval of the Corporation’s shareholders, stock options issued under this Plan shall not be repriced, replaced, or regranted through cancellation, or by lowering the option price of a previously granted stock option. Pre-clearance of the TSX of amendments to the Plan will be required to the extent provided under the relevant rules of the TSX.

18. EVIDENCE OF STOCK OPTIONS. Each stock option granted under this Plan shall be evidenced by a written stock option agreement between the Corporation and the optionee which shall give effect to the provisions of this Plan and include such other terms as the Committee shall determine (“Stock Option Award Agreement”).

19. WITHHOLDING. To the extent that the Corporation is required to withhold federal, provincial, state, local or foreign taxes in connection with any payment made or benefit realized by an optionee or other person hereunder, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the optionee or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Participants shall also make such arrangements in connection with the disposition of Common Shares acquired upon the exercise of option rights with respect to this Plan.

APPENDIX I

This option may be assigned, in whole or in part, only if the following conditions are satisfied:

1.	No consideration may be paid in connection with the assignment.

2.	An assignment may be made only to one or more persons or entities included in the following: the original Optionee’s spouse, children and grandchildren and a trust, partnership or limited liability company, the entire beneficial interest of which is held, directly or indirectly, by one or more of the Optionee or the Optionee’s spouse, children and grandchildren (each a “Permitted Assignee”). If this option is assigned to one or more Permitted Assignees, nothing contained herein shall prohibit a subsequent assignment of this option to one or more Permitted Assignees or to the original Optionee.

3.	Prior to any such assignment,

(a)

the assignor shall advise the Corporation, in a writing delivered to Potash Corporation of Saskatchewan Inc., 122 1st Avenue South, Saskatoon, Saskatchewan, Canada S7K 7G3, Attention: General Counsel, of all pertinent information concerning the proposed assignment, including the date of the assignment, the number of shares involved, the relationship of the assignee to the original Optionee and the address and telephone number of the assignee; and

(b)	the assignee shall agree in a writing so delivered to advise the Corporation in writing of any change in the name, address or telephone number of the assignee.

The decision to assign all or part of this option involves complex tax and financial considerations. An Optionee should consult the Optionee’s own tax and financial advisors before such assignment.

Potash Corporation of Saskatchewan Inc.

This certificate evidences and confirms the grant to              (the “Optionee”) of options to purchase the number of Common Shares of the Corporation specified under Paragraph (1) on the terms and subject to the conditions of the Potash Corporation of Saskatchewan Inc. 2015 Performance Option Plan (the “2015 Plan”) and the terms and conditions set forth below. In the event of any inconsistency between the terms of the 2015 Plan and those set forth below, the terms of the 2015 Plan shall control. Capitalized terms used below that are not defined in this certificate shall have the meanings specified in the 2015 Plan.

1.	Number of Shares: The Optionee is hereby granted options under the 2015 Plan to purchase Common Shares.
2.	Option Exercise Price: The exercise price for each Common Share is Cdn $ .
3.	Time and Conditions to Vesting: The options will become vested following the end of the Performance Period of January 1, 2015 through December 31, 2017 if, and to the extent, the applicable Performance Measures for the Performance Period are achieved. Subject to applicable conditions under the 2015 Plan with respect to continued employment during the Performance Period and achievement of the minimum Performance Measures, the date for vesting will be determined but will not be later than 30 days after the audited financial statements of the Corporation for the 2017 fiscal year of the Corporation have been approved by the Board. Upon vesting, the Optionee will have the right to purchase a number of Common Shares covered by the option equal to the percentage determined in accordance with the Performance Measure and Vesting Scale provided under the 2015 Plan.
4.	Once vested, the options will continue to be exercisable until the expiry date for the options of May 12, 2025.
5.	Notwithstanding the provisions of paragraph 4 above, this option will terminate as provided in paragraph 10 of the 2015 Plan in the event that the actual and active employment of the Optionee ceases. The option is personal to the Optionee and is not assignable, except in accordance with the conditions attached hereto as Appendix I.
6.	Notice of exercise of the option is to be given in accordance with paragraph 11 of the 2015 Plan.
7.	Adjustments to the option may be made as provided in paragraph 12 of the 2015 Plan, the provisions of paragraph 13 of the 2015 Plan shall apply in the event of a proposed amalgamation or merger of the Corporation, and the provisions of paragraph 14 of the 2015 Plan will apply in the event of a “change-in-control” of the Corporation as defined in that paragraph.
8.	This grant of option is subject to receipt of any necessary regulatory approvals and shall be governed by the laws of Saskatchewan.
9.	This grant of options is subject to receipt of the Optionee’s Acknowledgement below on or before June 12, 2015.

	Optionee Acknowledgement:	Potash Corporation of Saskatchewan Inc.

Date: May 12, 2015	By:	By:

President and Chief Executive Officer

Potash Corporation of Saskatchewan Inc.

2015 Performance Option Plan

1. PURPOSE OF PLAN. Potash Corporation of Saskatchewan Inc. (the “Corporation”) by resolution of its Board of Directors (the “Board”) has established, subject to shareholder approval at the Corporation’s 2015 Annual and Special Meeting of shareholders, this Potash Corporation of Saskatchewan Inc. 2015 Performance Option Plan (the “Plan”) to support the Corporation’s compensation philosophy of providing selected employees and officers with an opportunity to: promote the growth and profitability of the Corporation; align their interests with shareholders; and earn compensation commensurate with corporate performance. The Corporation believes this Plan will directly assist in supporting the Corporation’s compensation philosophy by providing participants with the opportunity through stock options, which will vest, if at all, based on corporate performance over a three-year period, to acquire common shares of the Corporation (“Common Shares”).

2. DURATION OF THIS PLAN. This Plan was adopted by the Board on February 20, 2015 to be effective as of January 1, 2015 (the “Effective Date”), subject to shareholder approval at the Corporation’s 2015 Annual and Special Meeting of shareholders, and shall remain in effect, unless sooner terminated as provided herein, until one (1) year from the Effective Date, at which time it will terminate. After this Plan is terminated, no stock options may be granted but stock options previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

3. ADMINISTRATION. This Plan shall be administered by the Compensation Committee of the Board or any other committee designated by the Board to administer this Plan (the “Committee”). The Committee shall be responsible for administering this Plan, subject to this Section 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an employee, and the Committee, the Corporation, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be made in the Committee’s sole discretion and shall be final and binding upon the participants, the Corporation, and all other interested individuals. To the extent applicable, the Plan shall be administered with respect to optionees subject to the laws of the U.S. so as to avoid the application of penalties pursuant to Section 409A of the Internal Revenue Code, and stock options hereunder may be subject to such restrictions as the Committee determines are necessary to avoid application of such Section 409A.

4. AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Stock Option Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for stock options and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include adopting modifications and amendments to any Stock Option Award Agreement that are necessary to comply with the laws of the countries and other jurisdictions in which the Corporation and/or its subsidiaries operate.

5. SHARES SUBJECT TO STOCK OPTIONS. The aggregate number of Common Shares issuable after February 20, 2015 pursuant to stock options under this Plan may not exceed 3,500,000 Common Shares. The aggregate number of Common Shares in respect of which stock options have been granted to any one person pursuant to this Plan and which remain outstanding shall not at any time exceed 750,000. The authorized limits under this Plan shall be subject to adjustment under Sections 12 and 13 of this Plan. Notwithstanding anything to the contrary contained in this Plan, no options shall be granted to insiders if such options, together with any other outstanding security based compensation arrangements, could result in:

(a) the number of Common Shares issuable to insiders at any time pursuant to security based compensation arrangements of the Corporation exceeding ten percent (10%) of the issued and outstanding Common Shares; or

(b) the issuance to insiders pursuant to security based compensation arrangements of the Corporation, within any one year period, of a number of Common Shares exceeding ten percent (10%) of the issued and outstanding Common Shares.

For the purposes of the foregoing paragraphs, “security based compensation arrangement” and “insider” have the meanings attributed thereto in the Toronto Stock Exchange (“TSX”) Company Manual. If any stock option granted under this Plan, or any portion thereof, expires or terminates for any reason without having been exercised in full, the Common Shares with respect to which such option has not been exercised shall again be available for further stock options under this Plan; provided, however, that any stock option that is granted under this Plan that does not vest as a result of a failure to satisfy the Performance Measures, shall not be again available for grant under this Plan.

6. GRANT OF STOCK OPTIONS. From time to time the Board may designate individual officers and employees of the Corporation and its subsidiaries eligible to be granted options to purchase Common Shares and the number of Common Shares which each such person will be granted a stock option to purchase; provided that the aggregate number of Common Shares subject to such stock options may not exceed the number provided for in Section 5 of this Plan. Non-employee directors and other non-employee contractors and third party vendors are not eligible to participate in this Plan.

7. OPTION PRICE. The option price for any option granted under this Plan to any optionee shall be fixed by the Board when the option is granted and shall be not less than the fair market value of the Common Shares at such time which, for optionees resident in the United States and any other optionees designated by the Board, shall be deemed to be the closing price per Common Share on the New York Stock Exchange on the last trading day immediately preceding the day the option is granted and, for all other optionees, shall be deemed to be the closing price per Common Share on the TSX on the last trading day immediately preceding the day the option is granted; provided that, in either case, if the Common Shares did not trade on such exchange on such day the option price shall be the closing price per share on such exchange on the last day on which the Common Shares traded on such exchange prior to the day the option is granted.

8. VESTING OF STOCK OPTIONS. Subject to achievement of Performance Measures as certified and approved by the Audit Committee of the Board, stock options granted under this Plan will vest no later than thirty (30) days after the audited financial statements for the applicable Performance Period have been approved by the Board.

9. PERFORMANCE MEASURES FOR VESTING OF STOCK OPTIONS. (a) The Performance Measures which will be used to determine the degree to which stock options will vest over the three-year period beginning the first day of the fiscal year in which they are granted (the “Performance Period”) shall be cash flow return on investment (“CFROI”) and weighted average cost of net debt and equity capital (“WACC”).

(i) CFROI is the ratio of after tax operating cash flow to average gross investment over the fiscal year, calculated as A divided by B, where (1) A equals operating income less/plus nonrecurring or unusual items less/plus change in unrealized gains/losses on derivative instruments included in net income plus accrued incentive awards plus depreciation and amortization less current taxes, and (2) B equals the average of total assets less/plus the fair value adjustment for investments in available for sale securities less the fair value of derivative instrument assets plus accumulated depreciation plus accumulated amortization less cash and cash equivalents less non interest bearing current liabilities excluding derivatives.

(ii) WACC is the weighted average cost of net debt and equity capital, calculated as [A times the product of B divided by C] plus [D times the product of E divided by C], where (1) A equals the after-tax market yield cost of debt, (2) B equals the market value of debt less cash and cash equivalents (3) C equals the market value of debt less cash and cash equivalents, plus the market value of equity, (4) D equals the cost of equity, and (5) E equals the market value of equity.

(b) In determining the number of stock options that will actually vest based on the degree to which the Performance Measures have been attained during the applicable Performance Period, the following chart shall be utilized which shows the three year average excess of CFROI being greater than WACC and the respective portion of the stock option that will vest:

Performance Measure 3 year average excess of CFROI>WACC	Vesting Scale % of Stock Option Grant Vesting
<0%	0%
0.20%	30%
1.20%	70%
2.20%	90%
2.50%	100%

(c)	In assessing the portion of the stock options that shall vest in accordance with the above chart, the following shall be done:

(i) Each year, the CFROI and WACC will be calculated in accordance with the definitions herein, based on the audited financial statements and approved by the Audit Committee.

(ii) In each Performance Period, the average of the three fiscal years shall be calculated by taking the simple average of the individual years’ results.

(iii) The resulting three-year average will then be applied, using the scale above to determine the number of stock options, if any, that will vest as of the end of the Performance Period.

(iv) For results falling between the reference points in the chart above, the level of vesting shall be mathematically interpolated between the reference points.

10. TERMS OF STOCK OPTIONS. The period during which a stock option is exercisable (the “Term”) may not exceed 10 years from the date the stock option is granted (the “Initial Exercise Period”), plus any Additional Exercise Period (as defined below). If such Initial Exercise Period would otherwise expire (i) during a Blackout Period (as defined below) applicable to the relevant optionee or (ii) within 10 trading days after the expiration of the Blackout Period applicable to the relevant optionee, the Term of the related stock option shall expire on the date that is the tenth trading day after the end of such Blackout Period (an “Additional Exercise Period”). For purposes of this Plan, “Blackout Period” means any period during which the relevant optionee is prohibited by the Corporation’s trading policy from trading in the Corporation’s securities. The Stock Option Award Agreement may contain provisions limiting the number of Common Shares with respect to which stock options may be exercised in any one year. Each stock option agreement shall contain provisions to the effect that:

(a) if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, by reason of his or her death, or if an optionee who is a retiree pursuant to Section 10(b) dies, the legal personal representatives of the optionee will be entitled to exercise any unexercised vested options, including such stock options that may vest after the date of death, during the period ending at the end of the twelfth calendar month following the calendar month in which the optionee dies, failing which exercise the stock options terminate;

(b) subject to the terms of Section 10(a) above, if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, by reason of retirement in accordance with the then prevailing retirement policy of the Corporation or subsidiary, the optionee will be entitled to exercise any unexercised vested stock options, including such stock options that may vest after the date of retirement, during the period ending at the end of the 36th month following the calendar month in which the optionee retires, failing which exercise the stock options terminate;

(c) subject to the terms of Section 14 below, if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, for any reason other than as provided in Sections 10(a) or (b) of this Plan, the optionee will be entitled to exercise any unexercised vested stock options, to the extent exercisable at the date of such event, during the period ending at the end of the calendar month immediately following the calendar month in which the event occurs, failing which exercise the stock options terminate;

(d) for greater certainty and for these purposes, an optionee’s employment with the Corporation or a subsidiary shall be considered to have terminated effective on the last day of the optionee’s actual and active employment with the Corporation or subsidiary whether such day is selected by agreement with the optionee or unilaterally by the Corporation or subsidiary and whether with or without advance notice to the optionee. For the avoidance of doubt, no period of notice, if any, or payment in lieu of notice that is given or ought to have been given under applicable law in respect of such termination of employment that follows or is in respect of a period after the optionee’s last day of actual and active employment shall be considered as extending the optionee’s period of employment for the purposes of determining an optionee’s entitlement under the Plan. The employment of an optionee with the Corporation shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a person that is a subsidiary of the Corporation and such person ceases to be a subsidiary of the corporation, unless the Committee determines otherwise; and

(e) each stock option is personal to the optionee and is not assignable, except (i) as provided in Section 10(a) of this Plan, and (ii) at the election of the Board, a stock option may be assignable to the spouse, children and grandchildren of the original optionee and to a trust, partnership or limited liability company, the entire beneficial interest of which is held, directly or indirectly, by one or more of the optionee or the spouse, children or grandchildren of the optionee (each, a “Permitted Assignee”). If a stock option is assigned to one or more Permitted Assignees, nothing contained in this section 10(e) shall prohibit a subsequent assignment of such stock option to one or more other Permitted Assignees or back to the optionee.

Nothing contained in Sections 10(a), (b) or (c) of this Plan shall extend the Term beyond its stipulated expiration date or the date on which it is otherwise terminated in accordance with the provisions of this Plan.

If a stock option is assigned pursuant to Section 10(e)(ii) of this Plan, the references in Sections 10(a), (b) and (c) to the termination of employment or death of an optionee shall not relate to the assignee of a stock option but shall relate to the original optionee. In the event of such assignment, legal personal representatives of the original optionee shall not be entitled to exercise the assigned stock option, but the assignee of the stock option or the legal personal representatives of the assignee may exercise the stock option during the applicable specified period.

11. EXERCISE OF STOCK OPTIONS. Subject to the provisions of this Plan, a vested stock option may be exercised from time to time by delivering to the Corporation at its registered office a written notice of exercise specifying that number of Common Shares with respect to which the stock option is being exercised and accompanied by payment in cash or certified cheque in full of the purchase price of the Common Shares then being purchased.

12. ADJUSTMENTS. Appropriate adjustments to the authorized limits set forth in Section 5 of this Plan, in the number, class and/or type of Common Shares optioned and in the option price per share, both as to stock options granted or to be granted, shall be made by the Board to give effect to adjustments in the number of Common Shares which result from subdivisions, consolidations or reclassifications of the Common Shares, the payment of share dividends by the Corporation, the reconstruction, reorganization or recapitalization of the Corporation or other relevant changes in the capital of the Corporation.

13. MERGERS. If the Corporation proposes to amalgamate or merge with another body corporate, the Corporation shall give written notice thereof to optionees in sufficient time to enable them to exercise outstanding vested stock options, to the extent they are otherwise exercisable by their terms (including stock options that are accelerated pursuant to Section 14 below), prior to the effective date of such amalgamation or merger if they so elect. The Corporation shall use its best efforts to provide for the reservation and issuance by the amalgamated or continuing corporation of an appropriate number of Common Shares, with appropriate adjustments, so as to give effect to the continuance of the stock options to the extent reasonably practicable. In the event that the Board determines in good faith that such continuance is not in the circumstances practicable, it may upon 30 days’ notice to optionees terminate the stock options for a payment equal to the excess, if any, between the per share exercise price and the per share market price of the Common Shares on the date the stock option is cancelled and all stock options with a per share exercise price that exceeds the per share market price of the Common Shares on the date of cancellation will be cancelled for no consideration.

14. CIRCUMSTANCES FOR ACCELERATED VESTING. (a) If a “change-in-control” of the Corporation occurs and at least one of the two additional circumstances described below occurs, then each outstanding stock option granted under this Plan may be exercised, in whole or in part, even if such option is not otherwise exercisable by its terms:

(i) Upon a “change-in-control” the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto) fails to continue or assume the obligations with respect to each stock option or fails to provide for the conversion or replacement of each stock option with an equivalent stock option; or

(ii) In the event that the stock options were continued, assumed, converted or replaced as contemplated in (i), during the two-year period following the effective date of a change-in-control, the optionee is terminated by the Corporation without Cause (as defined below) or the optionee resigns employment for Good Reason (as defined below).

(b) For purposes of this Plan, a change-in-control of the Corporation shall be deemed to have occurred if any of the following occur, unless the Board adopts a plan after the Effective Date of this Plan that has a different definition (in which case such definition shall be applied), or the Committee decides to modify or amend the following definition through an amendment of this Plan:

(i) within any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new directors whose appointment by the Board or nomination for election by shareholders of the Corporation was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose appointment or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(ii) there occurs an amalgamation, merger, consolidation, wind-up, reorganization or restructuring of the Corporation with or into any other entity, or a similar event or series of such events, other than any such event or series of events which results in securities of the surviving or consolidated corporation representing 50% or more of the combined voting power of the surviving or consolidated corporation’s then outstanding securities entitled to vote in the election of directors of the surviving or consolidated corporation being beneficially owned, directly or indirectly, by the persons who were the holders of the Corporation’s outstanding securities entitled to vote in the election of directors of the Corporation prior to such event or series of events in substantially the same proportions as their ownership immediately prior to such event of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation;

(iii) 50% or more of the fixed assets (based on book value as shown on the most recent available audited annual or unaudited quarterly consolidated financial statements) of the Corporation are sold or otherwise disposed of (by liquidation, dissolution, dividend or otherwise) in one transaction or series of transactions within any twelve month period;

(iv) any party, including persons acting jointly or in concert with that party, becomes (through a takeover bid or otherwise) the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation, unless in any particular situation the Board determines in advance of such event that such event shall not constitute a change-in-control; or

(v) there is a public announcement of a transaction that would constitute a change-in-control under clause (ii), (iii) or (iv) of this Section 14(b) and the Committee determines that the change-in-control resulting from such transaction will be deemed to have occurred as of a specified date earlier than the date under (ii), (iii) or (iv), as applicable.

(c) For the purposes of Section 14(a) of this Plan, the obligations with respect to each stock option shall be considered to have been continued or assumed by the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Committee, which determination may be made in advance of the effective date of a particular change-in-control:

(i) the Common Shares remain publicly held and widely traded on an established stock exchange; and

(ii) the terms of the Plan and each option grant are not altered or impaired without the consent of the optionee.

(d) For the purposes of Section 14(a) of this Plan, the obligations with respect to each stock option shall be considered to have been converted or replaced with an equivalent stock option by the surviving corporation (or any affiliate thereto) or the potential successor (or any affiliate thereto), if each of the following conditions are met, which determination shall be made solely in the discretionary judgment of the Committee, which determination may be made in advance of the effective date of a particular change-in-control:

(i) each stock option is converted or replaced with a replacement option in a manner that complies with Section 409A of the Internal Revenue Code, in the case of an optionee that is taxable in the United States on all or any portion of the benefit arising in connection with the grant, exercise and/or other disposition of such stock option, or in a manner that qualifies under subsection 7(1.4) of the Income Tax Act (Canada), in the case of an optionee that is taxable in Canada on all or any portion of the benefit arising in connection with the grant, exercise and/or other disposition of such stock option;

(ii) the converted or replaced option preserves the existing value of each underlying stock option being replaced, contains provisions for scheduled vesting and treatment on termination of employment (including the definition of Cause and Good Reason) that are no less favorable to the optionee than the underlying option being replaced, and all other terms of the converted option or replacement option, including the underlying performance measures (but other than the security and number of shares represented by the continued option or replacement option) are substantially similar to the underlying stock option being replaced; and

(iii) the security represented by the converted or replaced option is of a class that is publicly held and widely traded on an established stock exchange.

(e) For purposes of this Plan, “Cause” means dishonest or willful misconduct or lack of good faith resulting in material harm to the Corporation, financial or otherwise.

(f) For purposes of this Plan, “Good Reason” means:

(i) a substantial diminution in the optionee’s authorities, duties, responsibilities, status (including offices, titles, and reporting requirements) from those in effect immediately prior to the change-in-control;

(ii) the Corporation requires the optionee to be based at a location in excess of fifty (50) miles from the location of the optionee’s principal job location or office immediately prior to the change-in-control, except for required travel on Corporation business to an extent substantially consistent with the optionee’s business obligations immediately prior to the change-in-control;

(iii) a reduction in the optionee’s base salary, or a substantial reduction in optionee’s target compensation under any incentive compensation plan, as in effect as of the date of the change-in-control;

(iv) the failure to increase the optionee’s base salary in a manner consistent (both as to frequency and percentage increase) with practices in effect immediately prior to the change-in-control or with practices implemented subsequent to the change-in-control with respect to similarly positioned employees; or

(v) the failure of the Corporation to continue in effect the optionee’s participation in the Corporation’s short and long-term incentive plans, stock option plans, and employee benefit and retirement plans, policies or practices, at a level substantially similar or superior to and on a basis consistent with the relative levels of participation of other similarly-positioned employees, as existed immediately prior to the change-in-control.

A termination of employment by the optionee for one of the reasons set forth in clause (i), (ii), (iii), (iv) or (v) of this Section 14(f), will not constitute Good Reason unless, within the 30-day period immediately following the optionee’s knowledge of the occurrence of such Good Reason event, the optionee has given written notice to the Corporation of the event relied upon for such termination and the Corporation has not remedied such event within 30 days (the “Cure Period”) of the receipt of such notice. For the avoidance of doubt, the optionee’s employment shall not be deemed to terminate for Good Reason unless and until the Cure Period has expired and, if curable, the Corporation has not remedied the applicable Good Reason event. The Corporation and the optionee may mutually waive in writing any of the foregoing provisions with respect to an event that otherwise would constitute Good Reason.

15. RECOUPMENT POLICY. Each stock option granted under this Plan to an optionee that, as of the date the option is granted, participates in the Corporation’s Medium-Term Incentive Plan shall be subject to the terms and conditions of the Corporation’s Policy on Recoupment of Unearned Compensation (as previously adopted and, from time to time, amended by the Board) attached to such optionee’s Stock Option Award Agreement (as defined below).

16. FORFEITURE AND REPAYMENT. (a) Notwithstanding anything to the contrary in this Plan or any other stock option plan of the Corporation that was established prior to the date of this Plan (each, a “Prior Plan”), in the event the Committee determines that the optionee has engaged in a Detrimental Activity (a “Forfeiture Event”) during the optionee’s employment or within one year following the optionee’s termination of employment for any reason (the “Restricted Period”), the Committee may, but is not obligated to, cancel any outstanding unexercised stock options of such optionee (whether vested or unvested), whether granted under this Plan or a Prior Plan, by written notice to the optionee.

(b) If a Forfeiture Event occurs during the Restricted Period, the Committee may, but is not obligated to, require the optionee to pay to the Corporation an amount in cash up to (but not in excess of) the difference between the option price and market price of each stock option on the date of exercise with respect to any Common Shares for which a stock option has been exercised within the period of one year prior to the date of the Forfeiture Event (the “Forfeited Spread Amount”). Any Forfeited Spread Amount shall be paid by the optionee within sixty (60) days of receipt from the Corporation of written notice requiring payment of such Forfeited Spread Amount. To the extent that such amounts are not paid to the Corporation, in addition to any other legal remedy that the Corporation may have, the Corporation may set off the amounts so payable to it against any amounts that may be owing from time to time by the Corporation or a subsidiary to the optionee, whether as wages, deferred compensation, severance entitlement or vacation pay or in the form of any other benefit or for any other reason, in a manner consistent with Section 409A of the U.S. Internal Revenue Code of 1986, if applicable.

(c) This Section 16 shall apply notwithstanding any provision to the contrary in this Plan or any Prior Plan and is meant to provide the Corporation with rights in addition to any other remedy which may exist in law or in equity. This Section 16 shall not apply to the optionee following the effective time of a change-in-control.

(d) For purposes of this Section 16, the term “Detrimental Activity” shall include:

(i) Engaging in any activity, including without limitation, as an officer, director, employee, principal, manager, agent, or consultant for another entity that directly competes or is seeking to compete with the Corporation, any subsidiary or Canpotex Limited in any actual product, service, or business activity (or in any product, service, or business activity which was under active development while the optionee was employed by the Corporation or a subsidiary if such development is being actively pursued by the Corporation or a subsidiary during the one-year period first referred to in Section 16(b)) in any territory in which the Corporation, a subsidiary or Canpotex Limited operates, engages in any business activity or sells its products.

(ii) Soliciting or hiring, including without limitation, as an officer, director, employee, principal, manager, agent, or consultant for another entity, any individual who was employed by, or provided services as a consultant or contractor to, the Corporation, any subsidiary or Canpotex Limited at any time within the six months immediately preceding such solicitation or hire.

(iii) The disclosure to anyone outside the Corporation or a subsidiary, or the use in other than the Corporation or a subsidiary’s business, without prior written authorization from the Corporation, of any confidential, proprietary or trade secret information or material relating to the business of the Corporation or its subsidiaries, acquired by the optionee during his or her employment with the Corporation or its subsidiaries or while acting as a consultant for the Corporation or its subsidiaries thereafter. For greater certainty, nothing contained herein shall limit an optionee’s ongoing obligations regarding confidentiality that may exist pursuant to any other agreement, Corporation policy or legal obligation imposed on such optionee.

17. AMENDMENT OR DISCONTINUANCE OF THIS PLAN. The Board may amend or discontinue this Plan at any time, without obtaining the approval of shareholders of the Corporation unless required by the relevant rules of the TSX, provided that, subject to Sections 12, 13, and 14 of this Plan, no such amendment may increase the aggregate maximum number of Common Shares that may be subject to stock options under this Plan, change the manner of determining the minimum option price, extend the Term under any option beyond 10 years (plus any Additional Exercise Period) or the date on which the option would otherwise expire under the Plan, expand the assignment provisions of the Plan, permit non-employee directors to participate in the Plan or, without the consent of the holder of the option, alter or impair any option previously granted to an optionee under this Plan; and, provided further, for greater certainty, that, without the prior approval of the Corporation’s shareholders, stock options issued under this Plan shall not be repriced, replaced, or regranted through cancellation, or by lowering the option price of a previously granted stock option. Pre-clearance of the TSX of amendments to the Plan will be required to the extent provided under the relevant rules of the TSX.

18. EVIDENCE OF STOCK OPTIONS. Each stock option granted under this Plan shall be evidenced by a written stock option agreement between the Corporation and the optionee which shall give effect to the provisions of this Plan and include such other terms as the Committee shall determine (“Stock Option Award Agreement”).

19. WITHHOLDING. To the extent that the Corporation is required to withhold federal, provincial, state, local or foreign taxes in connection with any payment made or benefit realized by an optionee or other person hereunder, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the optionee or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Participants shall also make such arrangements in connection with the disposition of Common Shares acquired upon the exercise of option rights with respect to this Plan.

APPENDIX I

This option may be assigned, in whole or in part, only if the following conditions are satisfied:

1.	No consideration may be paid in connection with the assignment.

2.	An assignment may be made only to one or more persons or entities included in the following: the original Optionee’s spouse, children and grandchildren and a trust, partnership or limited liability company, the entire beneficial interest of which is held, directly or indirectly, by one or more of the Optionee or the Optionee’s spouse, children and grandchildren (each a “Permitted Assignee”). If this option is assigned to one or more Permitted Assignees, nothing contained herein shall prohibit a subsequent assignment of this option to one or more Permitted Assignees or to the original Optionee.

3.	Prior to any such assignment,

(a)

the assignor shall advise the Corporation, in a writing delivered to Potash Corporation of Saskatchewan Inc., 122 1st Avenue South, Saskatoon, Saskatchewan, Canada S7K 7G3, Attention: General Counsel, of all pertinent information concerning the proposed assignment, including the date of the assignment, the number of shares involved, the relationship of the assignee to the original Optionee and the address and telephone number of the assignee; and

(b)	the assignee shall agree in a writing so delivered to advise the Corporation in writing of any change in the name, address or telephone number of the assignee.

The decision to assign all or part of this option involves complex tax and financial considerations. An Optionee should consult the Optionee’s own tax and financial advisors before such assignment.